SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2012

SILVER FALCON MINING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53765	26-1266967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2520 Manatee Avenue West, Suite 200

Bradenton, Florida 34205

 (Address of principal executive offices) (Zip Code)

 (941) 761-7819

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2012, Silver Falcon Mining, Inc. (the “Registrant”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Iliad Research and Trading, LP (“Iliad”).  Under the Purchase Agreement, the Registrant issued Iliad a Convertible Promissory Note (the “Note”) in the original principal amount of $566,500 which bears interest at 8% per annum and is convertible into shares of Class A Common Stock (“Common Stock”) of the Registrant at $0.04 per share, subject to adjustment downward under certain circumstances defined in the Note.  The Registrant received gross proceeds of $500,000 on March 30, 2012, which was net of original issue discount of $51,500 and attorney’s fees and due diligence costs of Iliad of $15,000.

Beginning on October 1, 2012 and continuing for each of the next eleven calendar months, the Registrant is required to make monthly payments under the Note of $47,208.33, plus any accrued and unpaid interest as of the installment date.  Any installment payment may be either cash or shares of Common Stock, at the election of the Registrant, except that the Registrant may not pay less than six of the twelve installments in shares of Common Stock.  Also, of the first six installment payments not less than three must be in shares of Common Stock, and of the last six installment payments not less than three must be in shares of Common Stock.  If the Registrant makes an installment payment in cash that it is required to make in shares of Common Stock, then the Registrant will be required to pay a 25% penalty on the amount of the installment payment.

In the event the Registrant makes an installment payment in shares of Common Stock, the number of shares of Common Stock will be determined by dividing the amount of the payment by the Market Price of the Common Stock.  The “Market Price” of the Common Stock is equal to 80% of the average of the three (3) lowest VWAPs (volume weighted average price) for the Common Stock during the twenty (20) trading days immediately prior to the date of determination, provided that if the Common Stock closes below $0.0199 cents per share, then the applicable percentage will be 70% instead of 80% for all future conversions.

On the first day of each calendar month before any installment date, the Registrant is required to deliver Iliad a notice stating how much of the next installment will be paid in cash and how much will be paid in shares of Common Stock.  Within two days after delivery of such notice, the Registrant is required to deliver the shares of Common Stock that are due on the installment date, determined based on the Market Price of the Common Stock on the date of such notice.  Not later than two days after each installment date, the Registrant is required to deliver additional shares of Common Stock to the extent the Market Price of the Common Stock has dropped since the initial shares were delivered.

The Registrant may prepay part or all of the Note at any time, provided that any prepayment is subject to a 25% penalty on the amount prepaid.

The Note is subject to standard default provisions, including as a result of a failure to make an installment payment by the due date, a failure to deliver shares when required under the Note, or a breach of covenants in the Note and Purchase Agreement, among others.  In the event an event of default occurs under the Note, Iliad as the right to cause the Registrant to redeem part or all of the Note, in which event the Registrant will be obligated to pay Iliad the amount it requests be redeemed plus a penalty equal to 25% of the amount to be redeemed.

In the event the Registrant engages in a Fundamental Transaction, as defined in the Note, Iliad may require that the Registrant redeem part or all of the Note by delivering a notice to the Registrant at any time until twenty days after the later of the consummation of the Fundamental Transaction or the date Iliad receives notice of the Fundamental Transaction.  In the event of a redemption as a result of a Fundamental Transaction, the redemption price equals the amount to be redeemed plus a penalty of 25% of the amount to be redeemed. A “Fundamental Transaction” includes any merger, consolidation or sale of substantially all of the assets of the Registrant or one of its subsidiaries; the acquisition by another person of more than 50% of the voting shares of the Registrant in a purchase, tender or exchange offer or by a stock purchase agreement; any reorganization, recapitalization or reclassification of the Common Stock; or any person becomes the beneficial owner of more than 50% of the voting stock of the Registrant, provided that any acquisition of additional shares of stock by Pierre Quilliam will not be considered a Fundamental Transaction.

The conversion price under the Note is subject to downward adjustment to the extent the Registrant issues any shares in a Dilutive Issuance, in which event the conversion price will be adjusted down to the lowest price in the Dilutive Issuance.  A “Dilutive Issuance” includes the issuance of any shares of Common Stock for cash less than the conversion price, the issuance of any option or convertible security with an exercise price or conversion price less than the conversion price under the Note, or any issuance or deemed issuance of shares under the Note at a price less than the current conversion price, but does not include any issuance of Excluded Securities.  The term “Excluded Securities” includes any shares issued to officers, directors, employees, consultants, vendors or associates of the Registrant for bona fide goods or services; any sale of securities under the Registrant’s investment agreement with Centurion Private Equity, LLC; any issuance of the Registrant’s 7% two year convertible notes, or any shares of stock issuable under options or convertible securities that are themselves Excluded Securities.

The Purchase Agreement contains standard representations and warranties regarding the Registrant’s status as a reporting company under Section 13 of the Securities Exchange Act of 1934, the Registrant’s capitalization, that the transactions contemplated by the Purchase Agreement are properly authorized and are legal and binding obligations on the Registrant, that the transactions do not contravene or violate any other agreements to which the Registrant is a party, that all necessary approvals have been obtained, that there has been material adverse effect that has not been disclosed in its SEC filings, that there is no litigation against the Registrant, that the Registrant is not in default on any material obligations, that the Registrant has good and marketable title to all of the assets, that the Registrant is in compliance with all environmental laws, and does not have any liability for violations of environmental laws, among others.

The Purchase Agreement also contains a number of standard covenants regarding the Registrant’s future conduct, including covenants requiring that it timely make all filings that it is required to make with the Securities and Exchange Commission, that its Common Stock remain listed on the OTCBB or OTCQB, that it shall keep adequate books and records, that it shall continue its corporate existence, that it shall promptly pay and discharge all taxes as they come due, that it shall notify Iliad of any litigation involving a claim in excess of $100,000, that it shall remain DTC and DWAC eligible, that it shall maintain its properties, that it shall maintain adequate insurance, that it shall not grant any liens against its assets other than Permitted Liens, among others.

Finally, the Purchase Agreement provides that Iliad has a right of first refusal as to any future financings by the Registrant, which does not apply to any sale of securities to Centurion Private Equity, LLC, any issuance of the Registrant’s 7% two year notes, and any issuance of Common Stock for bona fide services rendered to the Registrant.

The discussion of the terms of the Purchase Agreement and Note is a summary of such documents, and does not purport to discuss each and every term of such agreements.  Reference is made to the Purchase Agreement attached hereto as Exhibit 10.1 and the Note attached hereto as Exhibit 10.2 for the complete terms of such agreements.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Registrant entered into a direct financial obligation as described in Item 1.01 herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of businesses acquired:  Not applicable.

(b)

Pro forma financial information: Not applicable.

(c)

Shell company transactions:  Not applicable.

(d)

Exhibits:

10.1	Securities Purchase Agreement dated March 30, 2012 by and between the Registrant and Iliad Research and Trading, LP
10.2	Promissory Note payable to Iliad Research and Trading, LP dated March 30, 2012
10.3	Transfer Agent Instructions dated March 30, 2012

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILVER FALCON MINING, INC.
Date: April 10, 2012	/s/ Pierre Quilliam
By: Pierre Quilliam, Chief Executive Officer

4